                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    Chartwell Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                                                           Wilmington, Delaware
                                                           March 23, 1999

To Our Stockholders:

     It is our pleasure to invite you to your Fund's first Annual Meeting of Stockholders to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on April 21, 1999, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

     We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 1998 has previously been mailed to stockholders of record on January 15, 1999. The Annual Report is not to be considered proxy soliciting material.

                                          Sincerely,

                                          /s/ Winthrop S. Jessup

                                          Winthrop S. Jessup
                                          Chairman and President

                             YOUR VOTE IS IMPORTANT

     WE CONSIDER THE VOTE OF EACH STOCKHOLDER IMPORTANT, WHATEVER THE NUMBER OF SHARES HELD. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. THE PROMPT RETURN OF YOUR PROXY WILL SAVE EXPENSE TO YOUR FUND.

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                                                            Wilmington, Delaware
                                                           March 23, 1999

To the Stockholders of
  Chartwell Dividend and Income Fund, Inc.:

     The Annual Meeting of Stockholders of Chartwell Dividend and Income Fund, Inc. (the "Fund") will be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 21, 1999, at 8:30 a.m., for the following purposes:

     1. To elect one Class I Director to serve until the 2000 Annual Meeting of Stockholders or thereafter when his/her successor is elected and qualified.

     2. To elect two Class II Directors to serve until the 2001 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified.

     3. To elect two Class III Directors to serve until the 2002 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified.

     4. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for its fiscal year ending November 30, 1999.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 22, 1999 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                          MICHAEL P. MALLOY
                                          Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                                                  March 23, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 21, 1999, at 8:30 a.m., and at any adjournment thereof (the "Meeting").

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of Directors as listed and FOR the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors. If no specification is made, the proxy will be voted for the election of Directors as listed and for the appointment of PricewaterhouseCoopers LLP as independent auditors.

     Costs of soliciting proxies will be borne by the Fund. Shareholder Communications Corporation has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,500. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mails, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

     On March 22, 1999, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 15,500,207 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy are being mailed on or about March 23, 1999 to Stockholders of record on the record date.

     THE FUND PREPARES AND MAILS TO ITS STOCKHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO STOCKHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO STOCKHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE FUND C/O PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL RD., PLAINSBORO, NJ 08536 OR TELEPHONE TOLL-FREE (800) 543-6217. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                     1.  NOMINEES FOR ELECTION AS DIRECTORS

     In accordance with the Amended and Restated By-Laws of the Fund ("the By-Laws"), the number of Directors designated to constitute the whole Board of Directors for the ensuing year is five. Under the By-Laws, at the first Annual Meeting of Stockholders, the Board of Directors shall be divided into three classes with the numbers of Directorships to be apportioned among the classes so as to maintain the classes as equal as possible. Class I Director's term shall expire at the 2000 Annual Meeting of Stockholders, Class II Directors' terms shall expire at the 2001 Annual Meeting of Stockholders, and Class III Directors' terms shall expire at the 2002 Annual Meeting of Stockholders. At each subsequent annual meeting, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified.

     In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 23, 1999 and, if such occurs, any such notice must be received by the Fund on or before April 2, 1999.

     The following table sets forth the nominees, by Class, and for each, his or her age, principal occupation for the past five or more years, and any other Directorship held by him or her in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as an investment company under the Investment Company Act of 1940.

NOMINEE FOR CLASS I DIRECTOR -- To be elected for a term of one year until the 2000 Annual Meeting.

KENNETH F. HERLIHY
504 Woodland Court, Wayne, PA 19087
Director of the Fund.

Sculptor, who has worked independently since his retirement from mutual fund management approximately ten years ago. Age 70.

NOMINEES FOR CLASS II DIRECTOR -- To be elected for a term of two years until the 2001 Annual Meeting.

BERNARD P. SCHAFFER*
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Vice President and Director of the Fund.

Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. since 1997; from 1978 to 1988, Associate Managing Director of Wertheim Schroder & Co., a brokerage firm; from 1988 until 1990, Senior Vice President of Prudential Securities; and from 1990 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. Age 54.

KEVIN A. MELICH*
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Vice President and Director of the Fund.

Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. since 1997; from 1964 to 1981, Portfolio Manager of Security Trust Co.; from 1981 to 1983, Vice President of A.B. Laffer Associates, an economics consulting firm; and from 1983 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc. Age 56.

Director of Dessauer Global Equity Fund.

---------------

* These Directors are "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment manager (Chartwell Investment Partners, L.P.) and are Officers of the Fund.

NOMINEE FOR CLASS III DIRECTOR -- To be elected for a term of three years until the 2002 Annual Meeting.

WINTHROP S. JESSUP**
1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312
Chairman, President and Director of the Fund.

Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. since 1997; from 1977 to 1997, various positions with Delaware Management Company, Inc., an investment management firm, and certain affiliated companies, most recently the positions of Executive Vice President and Director. Age 53.

WILLIAM KRONENBERG III
520 Eagleview Blvd., P.O. Box 636, Exton, PA 19341
Director of the Fund.

President and CEO of ECS, Inc., ECS Underwriting, Inc., ECS Risk Control, Inc., and ECS Claims Administrators, Inc., providers of environmental risk management services since 1985. Age 46.

     Messrs. Jessup, Herlihy, Kronenberg, Schaffer and Melich have served as Directors of the Fund since its inception. They were elected by the initial stockholder of the Fund on June 18, 1998.

     No officer or Director of the Fund who is also a Director, officer or employee of the Manager or any of its parents, received any remuneration from the Fund during 1998. The other Directors taken as a group were either paid or had accrued Directors' fees from June 16, 1998 until November 30, 1998 in the aggregate amount of $6,000. The Fund has not completed a full fiscal year since its organization. The basis of compensation for Directors is an annual fee of $4,000 per year plus $250 per meeting attended. The Fund also pays members of the Audit Committee of the Board of Directors an annual fee of $250. The Chairman of the Audit Committee receives an additional fee of $500 per year. The Board of Directors held two meetings from June 16, 1998 until the end of the Fund's fiscal year (November 30, 1998). Messrs. Schaffer and Melich each did not attend one of these meetings.

     Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 1998 for services rendered as the Fund's legal counsel.

     The following table provides information concerning the compensation of each of the Fund's Directors for services rendered from June 16, 1998 until the end of the Fund's fiscal year (November 30, 1998):

                               COMPENSATION TABLE

                                                          PENSION OR
                                                          RETIREMENT                               TOTAL
                                         AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     COMPENSATION
                                        COMPENSATION   AS PART OF FUND     BENEFITS UPON         FROM FUND
NAME OF PERSON                           FROM FUND         EXPENSES          RETIREMENT      PAID TO DIRECTORS
--------------                          ------------   ----------------   ----------------   -----------------
Winthrop S. Jessup....................    $-0-               $-0-               $-0-            $-0-
Kenneth F. Herlihy....................   $2,750              $-0-               $-0-           $2,750
William Kronenberg III................   $3,250              $-0-               $-0-           $3,250
Bernard P. Schaffer...................    $-0-               $-0-               $-0-            $-0-
Kevin A. Melich.......................    $-0-               $-0-               $-0-            $-0-

     The Fund has a standing Audit Committee of the Board composed of Messrs. Herlihy and Kronenberg. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the

---------------

** This Director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is a partner in the investment manager (Chartwell Investment Partners, L.P.) and is an officer of the Fund.

independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors. The Audit Committee met one time in 1998, and all members of the Audit Committee were present.

     The Board of Directors recommends that Stockholders vote FOR the election of: Mr. Herlihy as a Class I Director to serve until the 2000 Annual Meeting of Stockholders; Messrs. Schaffer and Melich as Class II Directors to serve until the 2001 Annual Meeting of Stockholders; and Messrs. Jessup and Kronenberg as Class III Directors to serve until the 2002 Annual Meeting of Stockholders; and until the election and qualification of their successors.

            2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Stockholders are asked to act upon a proposal to ratify the appointment by the Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending November 30, 1999.

     For the fiscal year ended November 30, 1998, PricewaterhouseCoopers LLP performed audit and tax services for the Fund. Services consisted of audits of the Fund's financial statements and review and consultation in connection with filings with the Securities and Exchange Commission. Related services consisted of a review of the Fund's status under Subchapter M of the Internal Revenue Code of 1986 and preparation of tax returns.

     Representatives of PricewaterhouseCoopers LLP are expected to be present by telephone at the Meeting with the opportunity to make a statement, if they desire to do so, and be able to respond to appropriate questions from Stockholders.

     The Board of Directors recommends that Stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Fund's independent auditors for its fiscal year ending November 30, 1999.

                VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of Directors, the nominees receiving the highest number of votes cast at the Meeting will be elected. Approval of the proposal ratifying the appointment of Independent Auditors requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions will have the effect of a "no" vote on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to the Company or one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

                                 OTHER BUSINESS

     The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Stockholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Stockholders on March 23, 1999, and, if such occurs, any such notice must be received by the Fund on or before April 2, 1999.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Chartwell Investment Partners, L.P., serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312.

ADMINISTRATOR

     Princeton Administrators, L.P., an affiliate of Merrill Lynch & Co., Inc., serves as administrator for the Fund and is located at 800 Scudders Mill Road, Plainsboro, NJ 08536.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund's Directors and Officers and certain affiliated persons of the investment adviser are required to file by specific dates initial reports of ownership and reports of changes in ownership of shares of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. Initial reports were filed late by the following: Winthrop Jessup, Kenneth Herlihy, William Kronenberg III, Bernard Schaffer, Kevin Melich, Timothy Riddle, G. Gregory Hagar, Leslie Varrelman, Michael Malloy and Maria Pollack, and were not filed during the Company's fiscal year ended November 30, 1988 by Mark Sullivan, John McNiff, Michael Kennedy, Chartwell Investment Partners, L.P., Chartwell G.P., Inc. and Maverick Partners L.P. Reports of changes in ownership were filed late by G. Gregory Hagar (one report relating to two transactions), Winthrop Jessup (one report relating to one transaction) and Terry Bovarnick (two reports relating to five transactions), and one by Winthrop Jessup (relating to two transactions) failed to reach its destination. In addition, the following have yet to file required annual statements of beneficial ownership of securities, but are expected to do so promptly: Mark Sullivan, John McNiff, Michael Kennedy, Winthrop Jessup, Chartwell Investment Partners, L.P., Chartwell G.P., Inc. and Maverick Partners, L.P. In making these disclosures, the Fund has relied on copies of reports that were furnished to it.

MANAGEMENT

     Information concerning the names, ages, positions with the Fund, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Schaffer, Melich and Jessup, is set out below. Information concerning Messrs. Schaffer, Melich and Jessup is set forth on pages 2 and 3.

TIMOTHY J. RIDDLE
Vice President and Treasurer of the Fund.

Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. since 1997 and from 1986 to 1997, Senior Vice President in Client Services for Delaware Investment Advisers, a division of Delaware Management Company, Inc. Age 43.

G. GREGORY HAGAR
Vice President of the Fund.

Controller of Chartwell Investment Partners L.P. since 1997; in 1990, Senior Auditor of Northwest Administrators, Inc., an employee benefits administration firm; from 1991 to 1995, Supervisor of the Financial Services Group of Hemming Morse CPAs and Consultants; and from 1996 to 1997, National Accounting and System Adviser of Commonwealth Land Title Insurance Company. Age 30.

LESLIE M. VARRELMAN
Vice President of the Fund.

Director of Fixed Income for Chartwell Investment Partners L.P. since 1997; from 1981 to 1994, Vice President and Portfolio Manager of CoreStates Investment Advisers; and from 1994 to 1997, Vice President of Meridian Investment Company. Age 39.

MICHAEL P. MALLOY
Secretary of the Fund.

Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. Age 39.

MARIA E. POLLACK
Assistant Secretary of the Fund.

Director of Client Administration for Chartwell Investment Partners L.P. since 1997 and from 1982 to 1997, various positions with Delaware Investment Advisers, a division of Delaware Management Company, Inc., most recently the position of Assistant Vice President. Age 53.

Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Messrs. Riddle, Hagar and Malloy and Mmes. Varrelman and Pollack have served as officers of the Fund since its inception and were initially elected at the Organizational Meeting of the Board of Directors of the Fund on June 16, 1998.

SECURITY OWNERSHIP

     The following table sets forth, as of March 22, 1999, beneficial ownership of the Fund's shares by (1) each Director and named officer and (2) all Directors and officers as a group:

                                                     NUMBER OF SHARES      PERCENT
NAME                                                BENEFICIALLY OWNED*    OF CLASS
----                                                -------------------    --------
Winthrop S. Jessup................................         3,052              **
Kenneth F. Herlihy................................             0             N/A
William Kronenberg III............................             0             N/A
Bernard P. Schaffer...............................         2,000              **
Kevin A. Melich...................................             0             N/A
Timothy J. Riddle.................................             0             N/A
G. Gregory Hagar..................................         1,500              **
Leslie M. Varrelman...............................             0             N/A
Michael P. Malloy.................................             0             N/A
Maria E. Pollack..................................             0             N/A
All Directors and officers as a group.............         6,552              **

---------------
 * Unless otherwise indicated the beneficial owner has sole voting and investment power.

** Less than 1%.

STOCKHOLDER PROPOSALS -- 2000 ANNUAL MEETING

     A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the 2000 Annual Meeting of Stockholders, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices by November 24, 1999. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

March 23, 1999

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               FORM OF PROXY CARD

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1999 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matters, and upon any other matter which may properly come before the Annual Meeting, at their discretion.

(1) [ ] FOR all nominees listed below

CLASS I             CLASS II             CLASS III
Kenneth F. Herlihy  Bernard P. Schaffer  Winthrop S. Jessup
                    Kevin A. Melich      William Kronenberg III

[ ] WITHHOLD AUTHORITY to vote for all nominees listed above

[ ] WITHHOLD AUTHORITY to vote for certain nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE NAME OR NAMES LISTED ABOVE.)

(2) Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for its fiscal year ending November 30, 1999.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS, AND FOR THE APPOINTMENT OF AUDITORS. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE FUND AND THE PROXY STATEMENT.
                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY.

                                                  ------------------------------
                                                  Sign here exactly as name(s)
                                                  appear(s) hereon

                                                  Date:

                                                     ---------------------------

                                                  IMPORTANT -- JOINT OWNERS MUST
                                                  EACH SIGN. WHEN SIGNING AS
                                                  ATTORNEY, TRUSTEE, EXECUTOR,
                                                  ADMINISTRATOR, GUARDIAN, OR
                                                  CORPORATE OFFICER, PLEASE GIVE
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